                                                                 Exhibit 10.5(b)
                                                                 ---------------


                                            August 9, 1999

Mr. Mark Sarvary
Chief Executive Officer
J. Crew Group, Inc.
770 Broadway
New York, NY 10003


Dear Mark:

          Pursuant to our recent discussions regarding the loan which J. Crew Operating Corp. (the "Company") will make to you in accordance with Section 2(g)
                      -------
of the Employment Agreement dated as of May 3, 1999, among the Company, J. Crew Group, Inc. and you, we thought it would be useful to lay out certain material terms and conditions of such loan in this letter for both parties to sign.

I.  The Company Loan

          Immediately prior to the closing of the purchase of your proposed primary residence (the "Closing"), the Company will lend you one million dollars
                        -------
($1,000,000) (the "Company Loan") to be used by you for the sole purpose of
                   ------------
purchasing your primary residence, located at 7 Fox Run, Purchase, New York (the "Property"). It is understood that the funding of the Company Loan will take
 --------
place immediately prior to the Closing and will be initially secured by your pledge to the Company of certain stock options (the "Stock Options") pursuant to
                                                     -------------
the Pledge and Security Agreement to be executed by you, a copy of which is attached heret as Exhibit B. Immediately following the Closing, you will grant the Company a second mortgage on the Property to secure the Company Loan by executing a second mortgage agreement substantially in the form attached hereto as Exhibit C (the "Second Mortgage"), and the Company will release its security
                   ---------------
interest in the Stock Options.

II.  Terms and Conditions of the Company Loan

          A. The obligation of the Company to make the Company Loan is subject to your providing evidence satisfactory to the Company on the date of the Closing that:

          (1) the sum of (x) the Company Loan and (y) the loan to be obtained by you from Citibank, N.A. in connection with the purchase of the Property, which loan will be secured by a first mortgage on the Property (the "First
                                                                          -----
     Mortgage Loan"), does not exceed ninety percent (90%) of the fair market
     -------------
     value of the Property as appraised by Citibank, N.A. in connection with the First Mortgage Loan (a copy of such appraisal to be provided to the Company at the Closing);

          (2) there are no liens on the Property other than the lien created by the First Mortgage Loan (or other items acceptable to the Company identified on the Citibank, N.A. lender's title insurance policy, a copy of which you will provide to the Company); and

          (3) The terms and conditions of the First Mortgage Loan do not prohibit the Second Mortgage.

          B. As consideration for the Company making the Company Loan, you agree that:

          (1) Contemporaneously with the making of the Company Loan, you will execute the Promissory Note and the Pledge and Security Agreement, substantially in the forms attached hereto as Exhibit A and Exhibit B, respectively;

          (2) You will execute the Second Mortgage in the form attached hereto as Exhibit C immediately following the Closing and the Company shall record the same in the applicable recording office;

          (3) You will not grant any liens on the Property without the prior written consent of the Company (other than the lien securing the First Mortgage Loan); and

          (4) In the event the Closing does not occur on the date the Company makes the Company Loan to you, you will immediately repay the Company Loan to the Company.

          If the foregoing correctly reflects your understanding, please sign the enclosed copy of this letter and return it to me.

                                              Sincerely,


                                              Emily Woods

Agreed to and accepted:


___________________________
Mark Sarvary
Date:

                                PROMISSORY NOTE

$1,000,000.00                                                    New York, NY
                                                                 August __, 1999

     Mark Sarvary ("Sarvary"), for value received, hereby promises to pay to the order of J.Crew Operating Corp., a Delaware corporation ("J.Crew"), at its offices located at 770 Broadway, New York, NY, 10003, or such other place as the holder hereof may designate by notice to Sarvary, the principal amount of One Million Dollars ($1,000,000.00), in lawful money of the United States, without interest, as follows: (i) $50,000.00 on April 15th in each of the years 2000, 2001, 2002 and 2003; and (ii) the remaining balance of $800,000.00 on June 29, 2004. Sarvary hereby grants J.Crew the right to deduct all or a portion of the principal payments when due from any bonus payable to him. Sarvary acknowledges and confirms that (i) J.Crew has loaned Sarvary the principal amount of the Note for the sole purpose of Sarvary purchasing a primary residence located at 7 Fox Run, Purchase, New York (the "Property") and (ii) he will use the proceeds of the Note solely for such purpose.

1.   Prepayment
     ----------

     This Note may be prepaid at any time, in whole or in part, without penalty or premium. Each partial prepayment shall be applied to installments of principal in inverse order of maturity.

2.   Events of Acceleration
     ----------------------

     The holder of this Note, by written notice to Sarvary, may declare the entire principal amount immediately due and payable if any of the following events ("Accelerated Events") shall have occurred and be continuing, in which event the maturity of the then unpaid balance of the Note shall be accelerated and shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived in accordance with Paragraph 3(f) hereunder.

     (a) Sarvary shall not have paid any installment of principal on this Note as and when it has become due and payable and such default shall continue for a period of 10 days after notice to Sarvary;

     (b) Sarvary's employment with J.Crew is terminated for any reason; or

     (c) Sarvary is in default under any other agreement with J.Crew.

     3.  Miscellaneous
         -------------

     (a) Sarvary shall pay all costs and expenses incurred by the holder in connection with the collection of the Note, including reasonable attorneys' fees.

     (b) This Note shall be governed by and construed in accordance with the laws of New York State applicable to agreements made and to be performed therein and cannot be changed orally. Sarvary irrevocably consents to the sole and exclusive jurisdiction of the courts of New

York State and of any federal court located in New York State in connection with any action or proceeding arising out of or related to this Note.

     (c) No delay or failure on the part of the holder of this Note to exercise any power or right given under this Notice, including, but not limited to, the right to accelerate the amounts due, shall operate as a waiver of the power or right and no right or remedy of the holder shall be deemed abridged or modified by any course of conduct. All rights and remedies existing hereunder are cumulative and not exclusive of each other or any rights or remedies otherwise available.

     (d) All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, three days after being mailed by registered mail, return receipt requested, or the following day if sent by overnight courier service, to J.Crew at the address set forth at the beginning of this Note, attn: General Counsel, and to Sarvary at 770 Broadway, New York, NY 10003, or such other address as either party may specify by notice given pursuant hereto.

     (e) To the extent permitted by applicable law, Sarvary hereby waives all benefit that might accrue by virtue of any present or future moratorium laws exempting any of the Property, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note (excepting only any stay of execution).

     (f) SARVARY HEREBY WAIVES PRESENTMENT, DEMAND, DILIGENCE, PROTEST AND NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, DEMAND, DISHONOR AND NON-PAYMENT OF THIS NOTE OR ANY OTHER NOTICE OF ANY KIND WHATSOEVER.

     (g) If any term or provision of this Note or the application thereof to any circumstance shall, to any extent, be invalid, illegal or unenforceable, such term or such provisions shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or thereof or the application of such term or provision to circumstances other than those as to which it is held invalid, illegal or unenforceable.

     (h) This Note shall not be transferable, except that J.Crew may transfer the Note to any other person or entity without Sarvary's consent.



                                  ___________________________
                                          Mark Sarvary

Exhibit "B"
-----------

                         PLEDGE AND SECURITY AGREEMENT

          This PLEDGE AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement") is dated
                                                            ---------
as of August __, 1999 and entered into by and between Mark Sarvary, in his individual capacity, ("Grantor") and J.Crew Operating Corp., (together with it
                       -------
successors and assigns, "Secured Party").
                         -------------

                             PRELIMINARY STATEMENTS

          WHEREAS, Secured Party has agreed to loan Grantor the principal amount of $1,000,000 (the "Loan") in accordance with that certain Promissory Note made
                    ----
by Grantor, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Note") and in
                                                           ----
accordance with that certain letter agreement between the parties, dated August 9, 1999 (the "Letter Agreement") in order to finance Grantor's acquisition of a
              ----------------
certain property located at 7 Fox Run, Purchase, NY 10577 (the "Property");
                                                                --------

          WHEREAS, Grantor is the legal and beneficial owner of those certain options to purchase 272,000 shares of the common stock of J.Crew Group, Inc. awarded to him under the J.Crew Group, Inc. 1997 Stock Option Plan (such options and such plan, the "Pledged Options" and the "Option Plan", respectively) and
                    ---------------           -----------
evidenced by that certain Stock Option Agreement dated as of June 28, 1999 (the "Option Agreement");
 ----------------

          WHEREAS, it is a condition precedent to the making of the Loan by Secured Party that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement; and

          WHEREAS, it is intended that the security interest granted hereunder secure the Loan until the closing of Grantor's purchase of the Property, at which time Grantor shall grant to Secured Party a second mortgage on the Property, substantially in the form agreed to in the Letter Agreement (the "Second Mortgage"), after which this Agreement shall terminate.
----------------

          NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the Loan and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Grantor hereby agrees with Secured Party as follows:

          SECTION 1.  Grant and Pledge of Security.  Grantor hereby assigns and
                      ----------------------------
pledges to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, whether now or hereafter acquired (the "Pledged Collateral") the Option Agreement,
                                ------------------
Pledged Options, and any interest of the Grantor in the entries on the books of J.Crew Group, Inc. or any financial intermediary pertaining to the Pledged Options, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributable in respect of or in exchange for any or all of the Pledged Options. The Grantor shall deliver the original Option

Agreement to the Secured Party and such Option Agreement shall remain in the possession of the Secured Party until this Agreement is terminated, at which time, the Secured Party shall return the Option Agreement to the Grantor.

          SECTION 2.  Security for Obligations.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, all obligations of every nature of the Grantor now or hereafter existing under the Note and the Letter Agreement (all such obligations collectively, the "Secured Obligations").
                                         -------------------

          SECTION 3.  No Assumption.  Notwithstanding any of the foregoing, this
                      -------------
Agreement shall not in any way be deemed to obligate Secured Party to assume any of Grantor's obligations, duties, expenses or liabilities now existing or hereafter drafted or executed (collectively, the "Grantor Obligations") unless
                                                  ------- -----------
Secured Party or any such purchaser otherwise expressly agrees to assume any or all of such Grantor Obligations in writing.

          SECTION 4.  Further Assurances and Covenants of Grantor.  Grantor
                      -------------------------------------------
agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonable request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Grantor shall not, without the prior written consent of Secured Party, which may be granted or withheld in Secured Party's sole discretion, sell, assign (by operation of law or otherwise), pledge or otherwise dispose of or hypothecate all or any part of the Pledged Collateral.

          SECTION 5.  Acceleration Event.  In the case of an Acceleration Event,
                      ------------------
as defined in the Note, in addition to all of Secured Party's other rights and remedies, Secured Party shall have the right, upon five days prior notice to Grantor, to cause J. Crew Group, Inc. to cancel all or any portion of the Pledged Option and to apply the "Spread" (as defined below) on each of the
                                 ------
shares of Common Stock underlying the vested Pledged Option which Secured Party elects to cancel as follows: (i) first to pay Secured Party's expenses (including reasonable attorney's fees) in connection with collection of the Note; (ii) second, to apply so much of the remaining Spread as may be necessary to pay the unpaid principal of the Note; and (iii) third, to pay any remaining amount of the spread to Grantor. As used herein, the term "Spread" means the difference obtained by subtracting the (a) exercise price per share underlying the Pledged Option, from (b) the Fair Market Value (as defined in the Option
Plan) of a share of J.Crew Group, Inc. Common Stock determined as of the date on which the Option is cancelled.

          SECTION 6.  Substitution of Pledged Collateral.  In accordance with
                      ----------------------------------
the Letter Agreement, upon Grantor's execution and grant of the Second Mortgage on the Property and the recordation of such Second Mortgage, the Pledged Collateral hereunder shall be released to the Grantor and this Agreement shall terminate.

          SECTION 7.  Continuing Security Interest; Transfer of Loan.  This
                      ----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations or granting and recordation of the Second Mortgage, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), Secured Party may assign or otherwise transfer the Note to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations or the granting by Grantor of the Second Mortgage on the Property (as described above), the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Grantor.

          SECTION 8.  Amendments; Etc.  No amendment, modification, termination
                      ---------------
or waiver of any provision of this Agreement, or consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and, in the case of any such amendment or modification by Grantor, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 9.  Notices.  Any notice or other communication herein
                      -------
required or permitted to be given hereunder shall be given in accordance with
Section 4(d) of the Note.

          SECTION 10.  Failure or Indulgence Not Waiver; Remedies Cumulative.
                       -----------------------------------------------------
No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right, privilege or option or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, privilege or option preclude any other or further exercise thereof or of any other power, right, privilege or option. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 11.  Severability.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 12.  Headings.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 13.  Governing Law; Terms.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 14.  Consent to Jurisdiction and Service of Process.  The
                       ----------------------------------------------
provisions of Section 4(b) of the Note are hereby incorporated by reference in their entirety.

          SECTION 15.  Waiver of Jury Trial.  The provisions of Section 4(f) of
                       --------------------
the Note are hereby incorporated by reference in their entirety.

          SECTION 16.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTOR:                                Mark Sarvary, in his individual capacity



                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

SECURED PARTY:                          J.Crew Operating Corp., a Delaware
                                                          Corporation



                                        By:
                                            ----------------------------
                                            Name:
                                            Title: